______________________________________________________
             ______________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  October 19, 1994




                           COMPAQ COMPUTER CORPORATION

             (Exact name of Registrant as specified in its charter)


                          Commission file number 1-9026


               Delaware                                76-0011617
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                    Identification No.)




                       20555 SH 249, Houston, Texas 77070
                          (Address, including zip code,
                  of Registrant's principal executive offices)





      Registrant's telephone number, including area code:   (713) 370-0670





             ______________________________________________________
             ______________________________________________________





Item 5.  Other Events.

      The Registrant's news release dated October 19, 1994 with respect to its interim financial results for the periods ended September 30, 1994 is attached.



                                   SIGNATURES




       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Compaq Computer Corporation


October 19, 1994                    /s/  Daryl J. White
                                    --------------------------------------
                                    Daryl J. White, Senior Vice President,
                                    Finance, and Chief Financial Officer
                                    (as authorized officer and as
                                    principal financial officer)

                 COMPAQ THIRD QUARTER SALES RISE
               63 PERCENT TO RECORD $2.84 BILLION

                    Net Income Up 88 Percent


     HOUSTON, October 19, 1994 -- Compaq Computer Corporation

(NYSE:CPQ) today announced record sales of $2.84 billion for the third quarter ended September 30, 1994, a  63 percent increase over the $1.75 billion reported in the same period of 1993.

     Earnings per share rose 79 percent to $.75 compared with

$.42 last year.  Net income was up 88 percent to $201 million versus the third quarter of 1993.

     Sales growth continued to be strong throughout all of the

Company's five geographical regions.  North America sales grew 57 percent, Europe grew 50 percent and Japan, Latin America and Asia-

Pacific sales grew at a combined rate of 122 percent.

     "Compaq continues to deliver excellent worldwide sales

growth," said Eckhard Pfeiffer, president and chief executive officer, Compaq Computer Corporation.  "In this challenging and competitive environment we are particularly pleased with our sales growth, market share gains, and strong net income growth.

Third quarter gross margin declined to 23 percent as we

anticipated.  This level is consistent with our financial model and reflects the business outlook for the remainder of the year and 1995.

While the PC industry remains volatile, we will continue to make the financial and operational investments necessary to increase our marketshare and at the same time strive for strong financial performance," said

Pfeiffer.



Third Quarter Highlights

     The Company began production at its facilities in

Jaguarinua, Brazil, and Shenzhen, China, during the quarter.

     A new class of database servers was also announced,

including new Pentium models, further increasing Compaq's

leadership position in the server marketplace.  These new Compaq

ProLiant servers are the first to provide customers with a

tested, proven and optimized database platform.

     The Company introduced its new family of  Presario

multimedia consumer PCs.  The new Presario models incorporate cable-ready television, high-quality speakerphone, fax machine,

CD-ROM sound systems and a Personal Message Center in the easiest-

to-use Compaq PCs ever produced.

     The next generation family of Contura 400 value-oriented

full-function notebooks was announced, rounding out a completely refreshed Compaq portable PC offering during the year.  Entering the fourth quarter, Compaq's readily-available notebook lineup now includes the advanced Compaq LTE Elite with the unique built-

in AC adapter, the Compaq Contura 400 with tilted keyboard and wrist rest, and the ultra-portable Compaq Contura Aero that

weighs less than four pounds.

Background

     Compaq Computer Corporation is a world leader in the

manufacture of desktop and notebook personal computers, and

servers.   Founded in 1982, the Company reported 1993 worldwide sales of $7.2 billion.  COMPAQ products are sold and supported in more than 100 countries through a network of more than 31,000 Compaq marketing partners.  Compaq also sells directly to customers through COMPAQ DirectPlus at 1-800-888-5858.

     FOR COMPAQ CUSTOMER SUPPORT AND INFORMATION, CALL 800-345-

1518.

  (Attached is the Consolidated Balance Sheet and Statement of Income).

                #               #               #


Compaq, Presario, Registered U.S. Patent and Trademark Office. ProLiant, Contura, Aero, LTE and LTE Elite are trademarks of Compaq Computer Corporation. DirectPlus is a service mark of Compaq Computer Corporation. Product names mentioned herein may be trademarks of their respective companies.

For further editorial information, contact:

Bob Beach
Compaq Computer Corporation
713-374-1560

Tony Sapienza
Miller Communications
617-536-0470


                        COMPAQ COMPUTER CORPORTATION
                         CONSOLIDATED BALANCE SHEET
                               (Unaudited)

                                ASSETS

                                        September 30,    December 31,
                                           1994             1993
                                               (in millions)
                                        ---------------------------
Current Assets:
 Cash & cash equivalents                $       389     $       627
 Short-term investments                           3
 Accounts receivable, net                     2,043           1,377
 Inventories                                  2,301           1,123
 Prepaid expenses and other current
        assets                                  228             164
                                        -----------     -----------
                Total current assets          4,964           3,291
Property, plant, and equipment, less
        accumulated depreciation                907             779
Other assets                                     60              14
                                        ------------    -----------
                                        $     5,931     $     4,084
                                        ============    ===========

                         LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
 Notes payable                          $       346
 Accounts payable                               832     $       637
 Income taxes payable                            98              69
 Other current liabilities                      820             538
                                        -----------     -----------
        Total current liabilities             2,096           1,244
                                        -----------     -----------
Long-term debt                                  300
                                        -----------
Deferred income taxes                           188             186
                                        -----------     ------------
Stockholders' equity:-
 Preferred stock, $.01 par value:  10 million
         shares authorized; none outstanding
 Common stock and capital in excess of $.01 par
        value: 400 million shares authorized;
        258.4 million shares and 253.0 million
        shares issued and outstanding           655             586
 Retained earnings                            2,692           2,068
                                        -----------     -----------
        Total stockholders' equity            3,347           2,654
                                        -----------     -----------
                                        $     5,931     $     4,084
                                        ===========     ===========

                           COMPAQ COMPUTER CORPORATION
                        CONSOLIDATED STATEMENT OF INCOME
                                   (Unaudited)

                            Nine months ended        Quarter ended
                              September 30,           September 30,
                             1994      1993          1994      1993
                            (in millions, except per share amounts)
                            ----------------------------------------
Sales                       $7,615    $4,989        $2,838    $1,746
Cost of sales                5,682     3,813         2,185     1,333
                            ------    ------        ------    ------
                            $1,933    $1,176        $  653    $  413
                            ------    ------        ------    ------

Research & Development costs   165       126            58        47
Selling, general and
 administrative expense        867       586           310       209
Other income & expense,net      58        51            14        13
                            ------    ------        ------    ------
                             1,090       763           382       269
                            ------    ------        ------    ------

Income before provision
    for income taxes           843       413           271       144
Provision for income taxes     219       102            70        37
                            ------    ------        ------    ------
Net income                  $  624    $  311        $  201    $  107
                            ======    ======        ======    ======

Earnings per common and
  common equivalent share:
        Primary             $ 2.33   $  1.23        $ 0.75    $ 0.42
                            ======    ======        ======    ======
        Assuming full
           dilution         $ 2.33   $  1.22        $ 0.75    $ 0.42
                            ======    ======        ======    ======

Shares used in computing
  earnings per common and
  common equivalent share:
        Primary              267.9     252.1         268.8     254.1
                            ======    ======        ======    ======
        Assuming full
           dilution          268.1     254.1         268.8     255.6
                            ======    ======        ======    ======